UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 7, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



         001-15649                                   760494995
         ---------                                   ---------
 (Commission File Number)               (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act.
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act.
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act.

Item 1.01.   Entry into a Material Definitive Agreement.

On February 7, 2005, Eagle Broadband, Inc. (the "Company"), entered into the placement agent agreement attached hereto as Exhibit 10.1 and incorporated by reference herein with the Keystone Equities Group ("Keystone") whereby Keystone agreed to use its best efforts to solicit offers from investors in connection with a registered direct offering of shares of the Company's common stock (the "Offering"). Under the placement agent agreement, the Company agrees that Keystone would serve as the Company's exclusive agent, and, if Keystone receives offers from investors for the sale of 20 million shares of the Company's common stock and the Company closed such sale of stock, then Keystone has a first right of refusal to solicit offers for an additional 10 million shares of the Company's common stock. Such right shall terminate 90 days from the close of the sale of 20 million shares, which closing shall occur on or before February 11, 2005. The sales of common stock are made under the Company's registration statement on Form S-3 (File No. 333-122217), as amended, which became effective on February 2, 2005.


Item 9.01.   Financial Statements and Exhibits

       (a)     Financial Statements of Business Acquired.

               Inapplicable.

       (b)     Pro Forma Financial Information.

               Inapplicable.

       (c)     Exhibits

       Exhibit Number            Exhibit Description
       --------------            -------------------

            10.1 Placement Agent Agreement with the Keystone Equities Group dated February 7, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     EAGLE BROADBAND, INC.



                                                     By: /s/ DAVID WEISMAN
                                                     ---------------------
                                                     Chief Executive Officer




DATE: February 11, 2005

                                  EXHIBIT INDEX
                                  -------------


     Exhibit Number          Exhibit Description
     --------------          -------------------

          10.1 Placement Agent Agreement with the Keystone Equities Group dated February 7, 2005.